AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                                       and
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Account")

                                  Supplement to

                              Ameritas Advisor VUL
                 Ameritas No-Load Variable Annuity ("NLVA 6150")
                Ameritas Advisor Select No Load Variable Annuity
                         Prospectuses Dated May 1, 2009

                          Supplement Dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectuses for the policies with the same names. Please keep this supplement together with your prospectus for future reference.

The following paragraph is added to the above prospectuses:

Ameritas intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the "1934 Act") to the extent the requirement to file reports under the 1934 Act is determined to be applicable to depositors of variable insurance products.


All other provisions of your policy remain as stated in your policy and prospectus.

    This supplement should be retained with the current prospectus for your variable policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-255-9678.